UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

        October 6, 2011 Date of Report (Date of earliest event reported)


                          TURBODYNE TECHNOLOGIES, INC.
                          ----------------------------
              (Exact name of Company as specified in its charter)



------------------------------ -------------------- ----------------------------
            NEVADA                   000-21391                95-4699061
------------------------------ -------------------- ----------------------------
        (State or other        (Commission File No) (IRS Employer Identification
jurisdiction of incorporation)                               Number)
------------------------------ -------------------- ----------------------------


              250 West 57th Street, Suite 2328 New York, NY 10107
              (Address of principal executive offices) (Zip Code)


                                  646-308-1503
                Company's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_|Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
   Act (17 CFR 240.13e-4(c))



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ITEM 4.01 CHANGES IN COMPANY'S CERTIFYING ACCOUNTANT

(a)

On October 6, 2011, Vasquez and Company, LLP ("Vasquez ") was effectively dismissed as the Company's independent public accountants. This was the date that the new auditor was retained, and logically the date Vasquez was dismissed. Nevertheless we did not advise Vasquez and we subsequently received a notice of withdrawal in March 2012 noting the absence of any disagreements. We did not file a Form 8-K in 2011 for the change in certifying accountants.

The independent auditors' report of VASQUEZ on the financial statements of the Company for the years ended December 31, 2008 and December 31, 2009 (the last two years for which audited statements were prepared and filed with the Commission on Form 10K), other than an explanatory paragraph regarding substantial doubt on the Company's ability to continue as a going concern relating to the report for these years, did not contain any adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the two years ended December 31, 2008 and December 31, 2009 and the subsequent period through June 30, 2010, (a) there were no disagreements with VASQUEZ on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to VASQUEZ's satisfaction would have caused VASQUEZ to make reference in connection with its report to the subject matter of the disagreement, and (b) VASQUEZ has not advised the Company of any reportable events as defined in Regulation S-K Item 304(a)(1)(v).

VASQUEZ has been provided with a copy of the disclosures contained in this Form 8-K with a request that it furnish to the Company a letter addressed to the Commission stating whether it agrees with the statements made by the Company in response to Item 304(a)(1) of Regulation S-K, and, if not, stating the respects in which it does not agree. Attached, as an exhibit, is a copy of a letter from VASQUEZ to the Commission stating that it agrees with the statements in the Form 8-K concerning its firm.

(b)

On October 6, 2011, the Company retained MaloneBailey, LLP as its principal independent accountants. The decision to retain MaloneBailey, LLP was approved by the Company's Board of Directors acting as its audit committee.

During the years ended December 31, 2008 and December 31, 2009 (the last two fiscal years for which audited statements were prepared and filed with the Commission on Form 10K) two most recent fiscal years and September 30, 2011:

(1) The Company did not consult MaloneBailey, LLP regarding either the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company's financial statements;

(2) Neither a written report nor oral advice was provided to the Company by MaloneBailey, LLP that they concluded was an important factor considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issue; and

(3) The Company did not consult MaloneBailey, LLP regarding any matter that was either the subject of a disagreement (as defined in Item 304(a)(2) of Regulation S-K and the related instructions).

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits.

Exhibit 16 Letter re: change in certifying accountants.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  TURBODYNE TECHNOLOGIES, INC.

                                      /s/ JASON MEYERS
                                      -----------------
                                 By:  Jason Meyers Chief Executive Officer

                                 Date: